Financial Results and Supplemental Information THIRD QUARTER FISCAL 2025 August 5, 2025 Exhibit 99.2

Table of Contents

QUARTERLY RESULTS

Third Quarter Fiscal 2025 Highlights 5

FINANCIALS

Key Financial Data 7

Adjusted Net Income Attributable to The RMR Group Inc. Bridge 8

AUM by Source 9

Management and Advisory Services Revenues by Source 11

Well-Covered Dividend 12

GAAP Results: Condensed Consolidated Statements of Income 13

GAAP Results: Earnings Per Common Share 15

GAAP Results: Condensed Consolidated Balance Sheets 16

NON-GAAP FINANCIAL MEASURES 17

APPENDIX 23

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 30

RMR
Nasdaq Listed

Trading Symbol:
Common Shares: RMR

Investor Relations Contact:
Bryan Maher, Senior Vice President
(617) 796-8230
bryan.maher@rmrgroup.com
ir@rmrgroup.com

Corporate Headquarters:
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458-1634
www.rmrgroup.com

All amounts in this presentation are unaudited.

Please refer to Non-GAAP Financial Measures and Certain Definitions starting on page 28 for terms used throughout this presentation.

Fiscal Q3 2025 2

Quarterly Results

4Fiscal Q3 2025RETURN TO TABLE OF CONTENTS Newton, MA (August 5, 2025). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended June 30, 2025. Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on July 21, 2025. This dividend will be paid on or about August 14, 2025. Conference Call A conference call to discuss RMR’s fiscal third quarter results will be held on Wednesday August 6, 2025 at 1:00 p.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 6116743. A live audio webcast of the conference call will also be available in a listen- only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on both residential and commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by nearly 900 real estate professionals in more than 30 offices nationwide who manage approximately $40 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "RMR’s third quarter results were in line with our expectations driven by cost control measures and seasonal strength at Sonesta. For the quarter, Net Income per share was $0.25, with Adjusted Net Income per share of $0.28 and Distributable Earnings per share of $0.43. Our private capital initiatives continue to gain traction with a recent value-add retail acquisition near Chicago, IL for $21 million and two pending Sunbelt value-add residential acquisitions for $147 million. We ended the quarter with over $121 million of cash on hand and we continue to engage institutional investors across multiple private capital investment strategies. We expect recent improvements at several of our Managed REITs, combined with continued private capital deployment, will yield attractive returns for our shareholders." Adam Portnoy, President and Chief Executive Officer The RMR Group Inc. Announces Third Quarter Fiscal 2025 Financial Results

5Fiscal Q3 2025RETURN TO TABLE OF CONTENTS • Assets Under Management of $39.7 billion. • Net income of $9.3 million and net income attributable to The RMR Group Inc. of $4.2 million, or $0.25 per diluted share. • Adjusted Net Income Attributable to The RMR Group Inc. of $4.8 million, or $0.28 per diluted share, and Distributable Earnings of $13.9 million, or $0.43 per diluted share. • Adjusted EBITDA of $20.1 million and Adjusted EBITDA Margin of 43.5%. Third Quarter Fiscal 2025 Highlights Financial Highlights Wholly Owned Value-Add Retail Upcoming Transactions • In April 2025, RMR acquired a 77% leased, 22-acre community shopping center near Chicago, IL with an all-in transaction value of $21 million. ◦ We expect this acquisition to contribute approximately $1 million to Adjusted EBITDA in the first year of operation. ◦ As part of our strategic initiative to expand our private capital business, our plan is to acquire a small portfolio of value-add retail properties to establish a track record in this sector for future fundraising efforts. • RMR is under contract to purchase two residential communities in North Carolina and Florida. The aggregate transaction value of these acquisitions, which are expected to close in August 2025 using cash on hand and secured financing, is expected to be approximately $147 million. ◦ As part of our strategic initiative to expand our private capital business, we plan to contribute these value- add residential properties to a managed fund or traditional joint venture.

Financials

7Fiscal Q3 2025RETURN TO TABLE OF CONTENTS Key Financial Data As of and for the Three Months Ended June 30, 2025 March 31, 2025 June 30, 2024 GAAP Financial Measures Net Income $ 9,295 $ 7,694 $ 12,404 Net Income Margin 21.1% 16.9% 25.2% Net Income Attributable to The RMR Group Inc. $ 4,186 $ 3,616 $ 4,935 Non-GAAP Financial Measures Adjusted Net Income Attributable to The RMR Group Inc. $ 4,792 $ 4,709 $ 6,256 Adjusted EBITDA $ 20,081 $ 19,201 $ 20,972 Adjusted EBITDA Margin 43.5% 40.1% 40.9% Distributable Earnings $ 13,857 $ 12,825 $ 14,389 Distribution Payout Ratio 73.6% 79.5% 71.5% Per Share Metrics Net Income Attributable to The RMR Group Inc. $ 0.25 $ 0.21 $ 0.29 Adjusted Net Income Attributable to The RMR Group Inc. $ 0.28 $ 0.28 $ 0.37 Distributable Earnings $ 0.43 $ 0.40 $ 0.45 (dollars in thousands, except per share amounts) Office Properties Income Trust - Atlanta, GA

8Fiscal Q3 2025RETURN TO TABLE OF CONTENTS Adjusted Net Income Attributable to The RMR Group Inc. Bridge Pe r Sh ar e $0.28 $(0.04) $(0.02) $(0.02) $0.06 $0.03 $(0.01) $0.28 Adjusted net income Q2 2025 Lower property management fees at RMR Residential Joint venture acquisition fees in the prior period Higher depreciation expense due to value-add retail acquisition G&A cost containment measures and headcount reductions Higher business management fees due to seasonal revenue increases at Sonesta Other, net Adjusted net income Q3 2025 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 (1) Adjusted net income is a non-GAAP measure and net income attributable to The RMR Group Inc. is the nearest GAAP measure. Refer to page 18 for a reconciliation of net income attributable to The RMR Group Inc. to adjusted net income attributable to The RMR Group Inc. (1)

9Fiscal Q3 2025RETURN TO TABLE OF CONTENTS Fee- Earning AUM Managed Public Real Estate Capital Managed Private Real Estate Capital $27,395,622 69% $12,263,583 31% $39,659,205 $28,437,358 69% $12,877,139 31% $41,314,497 As of June 30, 2024 $17,424,310 66% $9,084,191 34% $26,508,501 $17,989,527 65% $9,704,050 35% $27,693,577 Perpetual Capit l Priv t Capi al AUM by Source (dollars in thousands) As of June 30, 2025 AUM

AUM by Source (Continued)

(dollars in thousands)

	Commercial Real Estate Sector / Strategy	As of June 30, 2025 AUM	As of June 30, 2025 Fee-Earning AUM
Perpetual Capital			
Service Properties Trust (NASDAQ: SVC)	Hotels & Net Leased Service-Focused Retail	$ 11,375,020	$ 6,224,431
Diversified Healthcare Trust (NASDAQ: DHC)	Medical Office, Life Science & Senior Living	7,359,403	3,576,962
Office Properties Income Trust (NASDAQ: OPI)	Office	5,362,975	2,448,412
Industrial Logistics Properties Trust (NASDAQ: ILPT)[1]	Industrial	2,649,067	4,525,348
Seven Hills Realty Trust (NASDAQ: SEVN)	Diversified	649,157	649,157
Total Perpetual Capital		**$ 27,395,622**	**$ 17,424,310**
Private Capital			
Residential Real Estate Funds[2]	Value Add / Core Plus	$ 4,541,079	$ 4,562,588
Industrial Real Estate Funds[1]	Core Plus	3,956,540	896,797
Medical Office & Life Science Real Estate Funds	Core Plus	2,435,477	2,435,477
Other Private Real Estate	Value Add / Core Plus	537,094	395,936
Hotel Real Estate (Sonesta)	Core	492,980	492,980
Senior Living Real Estate (AlerisLife)	Core	235,803	235,803
Private Credit	Value Add / Core Plus	64,610	64,610
Total Private Capital		**$ 12,263,583**	**$ 9,084,191**
Total		**$ 39,659,205**	**$ 26,508,501**

(1) Mountain JV AUM is included in Industrial Real Estate Funds AUM, while its Fee-Earning AUM is included in ILPT Fee-Earning AUM.
(2) Residential Real Estate Funds includes one wholly owned property, two joint venture properties and 3rd-party managed properties.

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Fiscal Q3 2025 10

11Fiscal Q3 2025RETURN TO TABLE OF CONTENTS $43,839 $45,486 $48,896 $30,960 $31,281 $33,798 $12,879 $14,205 $15,098 June 30, 2025 March 31, 2025 June 30, 2024 $27,807 $27,261 $28,957 $20,591 $20,682 $21,731 $7,216 $6,579 $7,226 June 30, 2025 March 31, 2025 June 30, 2024 $14,409 $16,430 $16,372 $9,211 $9,318 $9,207 $5,198 $7,112 $7,165 June 30, 2025 March 31, 2025 June 30, 2024 $1,623 $1,795 $3,567 $1,158 $1,281 $2,860$465 $514 $707 June 30, 2025 March 31, 2025 June 30, 2024 a b Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Perpetual Capital Private Capital Management and Advisory Services Revenues by Source For the Three Months Ended (dollars in thousands) Refer to Notes on page 24 and 25 for detailed revenues by client.

12Fiscal Q3 2025RETURN TO TABLE OF CONTENTS For the Three Months Ended June 30, 2025 Amount Per Share Payout Ratio Distributable Earnings $ 13,857 $ 0.43 Dividend Funded by The RMR Group LLC (1) 10,201 0.32 73.6% Dividend Funded by The RMR Group Inc. cash balance (2) 2,194 0.13 Total Dividend $ 12,395 $ 0.45 Well-Covered Dividend (amounts in thousands, except per share amounts) Dividends paid by The RMR Group Inc. are funded through a combination of distributable earnings generated by The RMR Group LLC and cash and cash equivalents held by The RMR Group Inc., as illustrated below: The RMR Group LLC Distributable Earnings The RMR Group Inc. The RMR Group Inc. Shareholders (Receive $0.45 per share) $0.32 per unit $0.13 per share Quarterly Dividend $0.32 per share Calculation of Distribution Payout Ratio for The RMR Group LLC: (1) Based on 31,877 shares outstanding as of the record date on April 22, 2025. (2) Total consolidated cash and cash equivalents for The RMR Group Inc. was $121,284 as of June 30, 2025. Included in that balance is $22,086 of cash and cash equivalents that has accumulated primarily from tax distributions from The RMR Group LLC in excess of tax obligations. Based on the current shares outstanding, continued tax distributions and dividend rate, this $22,086 provides ample capacity, when combined with The RMR Group LLC's distributable earnings, to continue dividends at current levels for more than three years. Refer to Notes on page 26 for more information on the tax distributions made by The RMR Group LLC to The RMR Group Inc.

GAAP Results: Condensed Consolidated Statements of Income

(dollars in thousands)

	For the Three Months Ended		
	June 30, 2025	March 31, 2025	June 30, 2024
Revenues:			
Management services [1]	$ 42,724	$ 44,382	$ 47,769
Incentive fees	229	19	370
Advisory services	1,115	1,104	1,127
Total management, incentive and advisory services revenues	44,068	45,505	49,266
Income from loan investments, net	677	646	–
Rental property revenues	2,033	1,425	191
Reimbursable compensation and benefits	18,337	20,611	22,786
Reimbursable equity based compensation	1,636	1,132	1,088
Other reimbursable expenses	87,977	97,349	132,339
Total reimbursable costs	107,950	119,092	156,213
Total revenues	**154,728**	**166,668**	**205,670**
Expenses:			
Compensation and benefits	38,603	42,051	45,031
Equity based compensation	2,090	1,606	1,614
Separation costs	1,880	3,455	771
Total compensation and benefits expense	42,573	47,112	47,416
General and administrative	9,631	11,246	11,436
Other reimbursable expenses	87,977	97,349	132,339
Rental property expenses	748	395	79
Transaction and acquisition related costs	820	549	915
Depreciation and amortization	3,006	2,457	1,234
Total expenses	**144,755**	**159,108**	**193,419**
Operating income	$ 9,973	$ 7,560	$ 12,251

(1) Refer to Notes on page 27 for more information on how base business management fees earned from the Managed Equity REITs are calculated.

Substantially all revenues are earned from related parties. Certain prior period amounts have been reclassified to conform to the current period presentation.

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Fiscal Q3 2025 13

14Fiscal Q3 2025RETURN TO TABLE OF CONTENTS For the Three Months Ended June 30, 2025 March 31, 2025 June 30, 2024 Operating income $ 9,973 $ 7,560 $ 12,251 Interest income 1,182 1,377 2,638 Interest expense (1,062) (871) (80) Change in fair value of Earnout liability 1,170 1,270 1,064 (Loss) gain on investments (215) (709) 188 Gain on sale of real estate — 445 — Income before income tax expense 11,048 9,072 16,061 Income tax expense (1,753) (1,378) (3,657) Net income 9,295 7,694 12,404 Net income attributable to noncontrolling interests (5,109) (4,078) (7,469) Net income attributable to The RMR Group Inc. $ 4,186 $ 3,616 $ 4,935 GAAP Results: Condensed Consolidated Statements of Income (Continued) (dollars in thousands) Certain prior period amounts have been reclassified to conform to the current period presentation. Industrial Logistics Properties Trust - Franklin, IN

15Fiscal Q3 2025RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended June 30, 2025 March 31, 2025 June 30, 2024 Numerators: Net income attributable to The RMR Group Inc. $ 4,186 $ 3,616 $ 4,935 Less: income attributable to unvested participating securities (101) (104) (76) Net income used in calculating basic and diluted EPS $ 4,085 $ 3,512 $ 4,859 Denominators: Common shares outstanding 16,870 16,879 16,729 Less: unvested participating securities and incremental impact of weighted average (210) (263) (187) Weighted average common shares outstanding - basic and diluted 16,660 16,616 16,542 Net income attributable to The RMR Group Inc. per common share - basic and diluted $ 0.25 $ 0.21 $ 0.29 GAAP Results: Earnings Per Common Share (amounts in thousands, except per share amounts) Industrial Logistics Properties Trust - Lafayette, IN

16Fiscal Q3 2025RETURN TO TABLE OF CONTENTS June 30, 2025 September 30, 2024 Assets Cash and cash equivalents held by The RMR Group Inc. $ 22,086 $ 23,189 Cash and cash equivalents held by The RMR Group LLC 99,198 118,410 Due from related parties 84,341 134,030 Prepaid and other current assets 15,746 9,789 Assets held for sale — 8,700 Total current assets 221,371 294,118 Loans held for investment, net 63,824 56,221 Property and equipment, net 91,144 76,433 Due from related parties, net of current portion 6,013 9,350 Investments 35,469 23,733 Goodwill 71,761 71,761 Intangible assets, net 21,955 20,299 Operating lease right of use assets 23,843 27,353 Deferred tax asset 13,637 15,163 Other assets, net 99,001 106,063 Total assets $ 648,018 $ 700,494 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 46,678 $ 90,444 Accounts payable and accrued expenses 45,197 32,116 Operating lease liabilities 5,574 5,906 Liabilities held for sale — 4,973 Total current liabilities 97,449 133,439 Mortgage note payable, net 45,359 45,149 Secured financing facility, net 46,681 41,109 Operating lease liabilities, net of current portion 18,633 22,147 Amounts due pursuant to tax receivable agreement, net of current portion 18,442 18,442 Other liabilities 12,121 20,791 Total liabilities 238,685 281,077 Total equity 409,333 419,417 Total liabilities and equity $ 648,018 $ 700,494 GAAP Results: Condensed Consolidated Balance Sheets (dollars in thousands) Diversified Healthcare Trust - Plano, TX

Non-GAAP Financial Measures

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2025, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended June 30, 2025:	Income Before Income Tax Expense	Less: Income Tax Expense [(1)]	Less: Net Income Attributable to Noncontrolling Interest	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [(2)]
Net income attributable to The RMR Group Inc.	$ 11,048	$ (1,753)	$ (5,109)	$ 4,186	$ (101)	$ 4,085	$ 0.25
Incentive fees	(229)	36	108	(85)	2	(83)	–
Loss on investments	215	(34)	(101)	80	(2)	78	–
Separation costs	1,880	(298)	(885)	697	(17)	680	0.04
Change in fair value of Earnout liability	(1,170)	186	551	(433)	10	(423)	(0.03)
Reversal of credit losses	117	(19)	(55)	43	(1)	42	–
Transaction and acquisition related costs	820	(130)	(386)	304	(7)	297	0.02
Adjusted net income attributable to The RMR Group Inc.	**$ 12,681**	**$ (2,012)**	**$ (5,877)**	**$ 4,792**	**$ (116)**	**$ 4,676**	**$ 0.28**

(1) Reflects an income tax rate of approximately 15.9%.

(2) Based on 16,660 weighted average common shares outstanding.

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Fiscal Q3 2025 18

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended March 31, 2025, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended March 31, 2025:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interest	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 9,072	$ (1,378)	$ (4,078)	$ 3,616	$ (104)	$ 3,512	$ 0.21
Incentive fees	(19)	3	9	(7)	–	(7)	–
Loss on investments	709	(108)	(334)	267	(8)	259	0.02
Gain on sale of real estate	(445)	68	210	(167)	5	(162)	(0.01)
Separation costs	3,455	(525)	(1,627)	1,303	(37)	1,266	0.08
Change in fair value of Earnout liability	(1,270)	193	598	(479)	14	(465)	(0.03)
Reversal of credit losses	(81)	12	38	(31)	1	(30)	–
Transaction and acquisition related costs	549	(83)	(259)	207	(6)	201	0.01
Adjusted net income attributable to The RMR Group Inc.	**$ 11,970**	**$ (1,818)**	**$ (5,443)**	**$ 4,709**	**$ (135)**	**$ 4,574**	**$ 0.28**

(1) Reflects an income tax rate of approximately 15.2%.

(2) Based on 16,616 weighted average common shares outstanding.

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Fiscal Q3 2025 19

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2024, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended June 30, 2024:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interest	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 16,061	$ (3,657)	$ (7,469)	$ 4,935	$ (76)	$ 4,859	$ 0.29
Incentive fees	(369)	56	174	(139)	2	(137)	(0.01)
Gain on investments	(188)	28	89	(71)	1	(70)	–
Separation costs	771	(116)	(364)	291	(4)	287	0.02
Change in fair value of Earnout liability	(1,064)	161	503	(400)	6	(394)	(0.02)
Uncertain tax position reserve, net of federal benefit [3]	1,562	(328)	–	1,234	(19)	1,215	0.07
Transaction and acquisition related costs	915	(138)	(433)	344	(5)	339	0.02
Technology transformation investments	165	(25)	(78)	62	(1)	61	–
Adjusted net income attributable to The RMR Group Inc.	**$ 17,853**	**$ (4,019)**	**$ (7,578)**	**$ 6,256**	**$ (96)**	**$ 6,160**	**$ 0.37**

(1) Reflects an income tax rate of approximately 15.1%, unless otherwise noted.

(2) Based on 16,542 weighted average common shares outstanding.

(3) Reflects federal tax benefit of $328 at a rate of 21.0%, which does not impact the noncontrolling interest in The RMR Group LLC.

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21Fiscal Q3 2025RETURN TO TABLE OF CONTENTS For the Three Months Ended June 30, 2025 March 31, 2025 June 30, 2024 Net income $ 9,295 $ 7,694 $ 12,404 Income tax expense 1,753 1,378 3,657 Depreciation and amortization 3,006 2,457 1,234 Interest expense 1,062 871 80 EBITDA 15,116 12,400 17,375 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 454 1,074 526 Separation costs 1,880 3,455 771 Transaction and acquisition related costs 820 549 915 Change in fair value of Earnout liability (1,170) (1,270) (1,064) Reversal of credit losses 117 (81) — Straight line office rent (73) (123) (110) Gain on sale of real estate — (445) — Loss (gain) on investments 215 709 (188) Distributions from investments 597 598 598 Technology transformation investments — — 165 Incentive fees (229) (19) (370) Adjusted EBITDA $ 20,081 $ 19,201 $ 20,972 Reconciliation of EBITDA and Adjusted EBITDA from Net Income (dollars in thousands) Service Properties Trust The Royal Sonesta New Orleans

22Fiscal Q3 2025RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended June 30, 2025 March 31, 2025 June 30, 2024 Calculation of Net Income Margin: Total management, incentive and advisory services revenue $ 44,068 $ 45,505 $ 49,266 Net income $ 9,295 $ 7,694 $ 12,404 Net Income Margin 21.1% 16.9% 25.2% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive fees, if any) (1) $ 46,193 $ 47,840 $ 51,250 Adjusted EBITDA $ 20,081 $ 19,201 $ 20,972 Adjusted EBITDA Margin 43.5% 40.1% 40.9% Calculation of Distributable Earnings: Adjusted EBITDA $ 20,081 $ 19,201 $ 20,972 Less: Tax distributions to members (2) (6,224) (6,376) (6,583) Distributable Earnings $ 13,857 $ 12,825 $ 14,389 Class A and Class B-1 Common Share Distributions $ 7,595 $ 7,580 $ 7,529 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,395 $ 12,380 $ 12,329 Calculation of Distributable Earnings per Share: Distributable Earnings $ 13,857 $ 12,825 $ 14,389 Distributable Earnings Shares Outstanding 31,870 31,879 31,729 Distributable Earnings Per Share $ 0.43 $ 0.40 $ 0.45 Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings Per Share (amounts in thousands, except per share amounts) Refer to Notes on page 26. Office Properties Income Trust - Chicago, IL

Appendix

24Fiscal Q3 2025RETURN TO TABLE OF CONTENTS Notes to Page 11 – Management and Advisory Services Revenues by Source The following tables present revenues by client and exclude incentive fees earned from SEVN of $229, $19 and $370 during the three months ended June 30, 2025, March 31, 2025 and June 30, 2024, respectively. For the Three Months Ended June 30, 2025 March 31, 2025 June 30, 2024 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 3,859 $ 3,913 $ 4,101 ILPT 5,793 5,760 5,854 OPI 2,778 2,843 3,057 SVC 7,046 7,062 7,592 SEVN 1,115 1,104 1,127 Total Perpetual Capital 20,591 20,682 21,731 AlerisLife 1,452 1,421 1,442 Sonesta 2,628 2,021 2,624 RMR Residential 118 120 153 Other private entities 3,018 3,017 3,007 Total Private Capital 7,216 6,579 7,226 Total Base Business Management & Advisory Revenues $ 27,807 $ 27,261 $ 28,957 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,220 $ 1,286 $ 1,413 ILPT 3,237 3,257 3,104 OPI 2,628 2,668 3,172 SVC 2,110 2,086 1,504 SEVN 16 21 14 Total Perpetual Capital 9,211 9,318 9,207 RMR Residential 2,958 4,873 4,985 Other private entities 2,240 2,239 2,180 Total Private Capital 5,198 7,112 7,165 Total Base Property Management & Other Revenues $ 14,409 $ 16,430 $ 16,372 Notes (dollars in thousands)

25Fiscal Q3 2025RETURN TO TABLE OF CONTENTS Notes to Page 11 – Management and Advisory Services Revenues by Source (Continued) For the Three Months Ended June 30, 2025 March 31, 2025 June 30, 2024 CONSTRUCTION SUPERVISION REVENUES DHC $ 213 $ 233 $ 333 ILPT 105 41 115 OPI 375 350 1,078 SVC 465 657 1,334 Total Perpetual Capital 1,158 1,281 2,860 RMR Residential 378 266 550 Other private entities 87 248 157 Total Private Capital 465 514 707 Total Construction Supervision Fees $ 1,623 $ 1,795 $ 3,567 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 5,292 $ 5,432 $ 5,847 ILPT 9,135 9,058 9,073 OPI 5,781 5,861 7,307 SVC 9,621 9,805 10,430 SEVN 1,131 1,125 1,141 Total Perpetual Capital 30,960 31,281 33,798 AlerisLife 1,452 1,421 1,442 Sonesta 2,628 2,021 2,624 RMR Residential 3,454 5,259 5,688 Other private entities 5,345 5,504 5,344 Total Private Capital 12,879 14,205 15,098 Total Management & Advisory Services Revenues $ 43,839 $ 45,486 $ 48,896 Notes (Continued) (dollars in thousands)

Notes (Continued)

(dollars in thousands)

Notes to Page 12 – Well-Covered Dividend

The following illustrative diagram presents certain tax information pertaining to The RMR Group LLC and The RMR Group Inc.:

Quarterly Tax Distributions


Taxing Authorities
Tax Rate: ~20.00% (1)
The RMR Group Inc.
(C-Corp)
Tax Rate: 37.25% (2)
The RMR Group LLC
(Partnership)

(1) Represents The RMR Group Inc.'s effective combined federal and state cash income tax rate.
(2) Represents the current maximum combined federal and state tax rate applicable to The RMR Group LLC's members.

Notes to Page 22 – Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings Per Share

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earn pursuant to their management agreements. These amounts are calculated pursuant to contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under The RMR Group LLC operating agreement, The RMR Group LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each entity's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, The RMR Group LLC made required quarterly tax distributions as follows:

	As of and for the Three Months Ended		
	June 30, 2025	March 31, 2025	June 30, 2024
The RMR Group LLC tax distributions to The RMR Group Inc.	$ 3,273	$ 3,348	$ 3,524
The RMR Group LLC tax distributions to noncontrolling interest	2,951	3,028	3,059
Total tax distributions to members from The RMR Group LLC	**$ 6,224**	**$ 6,376**	**$ 6,583**

Tax distributions for the three months ended March 31, 2025 and June 30, 2024 exclude $26 and $30, respectively, to The RMR Group Inc. and $24 and $20, respectively, to the noncontrolling interest related to incentive fees earned from SEVN.

RETURN TO TABLE OF CONTENTS

Fiscal Q3 2025 26

27Fiscal Q3 2025RETURN TO TABLE OF CONTENTS $30,866,364 $17,363,169 $17,363,169 $11,472,436 $6,535,337 $6,535,337 $5,965,791 $2,422,103 $2,422,103 $5,696,515 $4,559,824 $4,559,824 $7,731,622 $3,845,905 $3,845,905 Historical Cost Market Capitalization Lower of $29,806,208 $16,775,153 $16,775,153 $11,375,020 $6,224,431 $6,224,431 $5,362,975 $2,448,412 $2,448,412 $5,708,810 $4,525,348 $4,525,348 $7,359,403 $3,576,962 $3,576,962 Historical Cost Market Capitalization Lower of 0 DHC ILPT OPI SVC As of June 30, 2025 As of June 30, 2024 Notes to Page 13 – GAAP Results: Condensed Consolidated Statements of Income (1) Management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT’s properties, and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of June 30, 2025 and 2024 and may differ from the basis on which base business management fees are calculated: Notes (Continued) (dollars in thousands)

28Fiscal Q3 2025RETURN TO TABLE OF CONTENTS RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is net income margin, which represents net income divided by total revenues, excluding reimbursable costs. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of The RMR Group LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • Distribution Payout Ratio is calculated as distributions to shareholders from The RMR Group LLC divided by Distributable Earnings. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash items or non-recurring gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive fees, if any). Non-GAAP Financial Measures and Certain Definitions

29Fiscal Q3 2025RETURN TO TABLE OF CONTENTS • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife and Sonesta, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients and wholly owned properties, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. generally accepted accounting principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs and Seven Hills Realty Trust (SEVN). • Private Capital consists of AlerisLife Inc. (AlerisLife), Sonesta International Hotels Corporation (Sonesta), residential real estate RMR manages through RMR Residential and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. • Private Credit consists of loans held for investment that were originated by our private capital debt vehicle, or Real Estate Lending Venture. Non-GAAP Financial Measures and Certain Definitions (Continued)

30Fiscal Q3 2025RETURN TO TABLE OF CONTENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, "opportunity", “will”, “may”, "positioned", "potential" and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: RMR's business strategy; economic and industry conditions, including as a result of changing tariffs or trade policies and the related uncertainty thereof; the impact and opportunities for RMR and RMR's clients' businesses from business cycles in the U.S. real estate industry as well as economic and industry conditions, including interest rates; RMR's belief that it is possible to grow real estate based businesses in selected property types or geographic areas despite national trends; RMR's liquidity, including its sufficiency to pursue a range of capital allocation strategies and fund RMR's operations and enhance its technology infrastructure and limit risk exposure; RMR's future profitability; and RMR's sustainability practices. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; uncertainty surrounding interest rates and sustained high interest rates, which may impact RMR's clients and significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; RMR's ability to obtain or create new clients for its business which is often dependent on circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures, comply with the terms of their debt agreements and financial covenants and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to successfully grow the RMR Residential business and realize RMR's expected returns on its investment within the anticipated timeframe; RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; the ability of Tremont to identify and close suitable investments for RMR's Real Estate Lending Venture, and SEVN and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors in its Real Estate Lending Venture in order to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; RMR's ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements